SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 351-2120

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1    Press Release of SportsLine.com, Inc. dated July 24, 2003 announcing earnings for the quarter ended June 30, 2003.

Item 9.    Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 24, 2003, SportsLine.com announced its financial results for the fiscal quarter ended June 30, 2003. A copy of SportsLine.com’s press release announcing these financial results is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.

Date: July 24, 2003	By:	/s/ Kenneth W. Sanders
Kenneth W. Sanders Chief Financial Officer

SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of SportsLine.com, Inc. dated July 24, 2003